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                                                                    EXHIBIT 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2)  |__|

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                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                  (Zip code)

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                              Flowserve Corporation
               (Exact name of obligor as specified in its charter)


New York                                                  31-0267900
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                         Table of Additional Registrants
                         -------------------------------

Flowserve Finance B.V.                               Netherlands                        Not Applicable
Flowserve RED Corporation                            Delaware                           75-2778918
Flowserve FSD Corporation                            Delaware                           75-2778687
Flowserve FCD Corporation                            Delaware                           75-2778979
Flowserve International, Inc.                        Delaware                           95-3887956
Flowserve Management Company                         Delaware                           75-2737324
BW/IP-New Mexico, Inc.                               Delaware                           85-0429772
Flowserve International, LLC                         Delaware                           To be provided
Flowserve Holdings, Inc.                             Delaware                           75-2737169
Durametallic Australia Holding Company               Michigan                           38-2815086
Flowserve International Limited                      United Kingdom                     Not Applicable
Innovative Valve Technologies, Inc.                  Delaware                           76-0530346
Plant Maintenance, Inc.                              Delaware                           73-1546902
Varco Valve, Inc.                                    Delaware                           76-0570383
Colonial Equipment & Service Co., Inc.               Delaware                           52-2112056




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
CECORP, Inc.                                         Delaware                           74-2886613
DIVT Acquisition, LLC                                Delaware                           Not Applicable
DIVT Subsidiary, LLC                                 Delaware                           74-2888108
IPSCO Holding, Inc.                                  Delaware                           74-2872668
Southern Valve Service, Inc.                         Alabama                            63-0889524
L.T. Koppl Industries, Inc.                          California                         95-4350643
Koppl Company                                        California                         95-0909040
Koppl Industrial Systems, Inc.                       California                         95-3920010
Harley Industries, Inc.                              California                         95-3431041
Koppl Company of Arizona                             Arizona                            86-0427484
Seeley & Jones, Incorporated                         Connecticut                        06-0529610
GSV, Inc.                                            Florida                            59-1235970
IPSCO-Florida, Inc.                                  Florida                            59-3027354
International Piping Services Company                Illinois                           36-3383882
Cypress Industries, Inc.                             Illinois                           36-4094152
DALCO, LLC                                           Kentucky                           74-2875787
Plant Specialties, Inc.                              Louisiana                          72-0717201
Energy Maintenance, Inc.                             Missouri                           73-1349478
Preventive Maintenance, Inc.                         North Carolina                     56-1449122
Production Machine Incorporated                      Oklahoma                           73-1377819
ICE Liquidating, Inc.                                Pennsylvania                       25-1437433
Valve Repair of South Carolina, Inc.                 South Carolina                     59-2994862
The Safe Seal Company, Inc.                          Texas                              76-0323966
Flickinger-Benicia Inc.                              Washington                         91-1608266
Puget Investments, Inc.                              Washington                         91-0532495
Steam Supply & Rubber Co., Inc.                      Washington                         91-1351222
Flickinger Company                                   Washington                         91-1443305
Boyden Inc.                                          West Virginia                      55-0612188
Valve Actuation & Repair Co.                         West Virginia                      55-0692038
Ingersoll-Dresser Pump Company                       Delaware                           22-3191012
IDP Alternate Energy Company                         Delaware                           22-2590189
Energy Hydro, Inc.                                   Delaware                           22-2769761
Pump Investments, Inc.                               Delaware                           75-2080683


222 W. Las Colinas Blvd.
Suite 1500
Irving, Texas                                                    75029
(Address of principal executive offices)                         (Zip code)

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                   $290,000,000 12-1/4% Senior Notes due 2010
                    100,000,000 12-1/4% Senior Notes due 2010
                       (Title of the indenture securities)

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1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

   (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                   Address
---------------------------------------------------

    Superintendent of Banks of the State of         2 Rector Street, New York,
    New York                                        N.Y. 10006, and Albany, N.Y.
                                                    12203

    Federal Reserve Bank of New York                33 Liberty Plaza, New York,
                                                    N.Y.  10045

    Federal Deposit Insurance Corporation           Washington, D.C.  20429

    New York Clearing House Association             New York, New York   10005

    (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                    SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of October, 2000.

                                                   THE BANK OF NEW YORK



                                                  By: /s/  STEPHEN J.GIURLANDO
                                                      --------------------------
                                                      Name: STEPHEN J. GIURLANDO
                                                      Title: VICE PRESIDENT

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